UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 17, 2015

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51813 (Commission File Number)	52-2209244 (IRS Employer Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2015, the Board of Directors of Liquidity Services, Inc. (the “Company”) appointed Edward J. Kolodzieski to the Board of Directors (the “Board”).

Mr. Kolodzieski’s over thirty year career spans all aspects of the retail supply chain from operations to sourcing and merchandising.  From February 2010 until his retirement from Wal-Mart Stores Inc., in February 2013, Mr. Kolodzieski served as Executive Vice President — Global Sourcing for Wal-Mart, where he was responsible for global procurement of goods and services.  Prior to this position, he held a number of other senior executive positions with Wal-Mart, including Chairman of the Board and Chief Executive Officer of The Seiyu Ltd., which later became Walmart Japan Holdings, Chief Operating Officer of Wal-Mart International, and Senior Vice President of Wal-Mart’s Neighborhood Market division. Prior to joining Wal-Mart, he was the President of Acme Markets of Virginia, a supermarket firm with operations in five Mid-Atlantic States.

Since retiring from Wal-Mart in 2013, Mr. Kolodzieski has served as a Senior Advisor for CVC Capital Partners in the consumer products, retail and supply chain sectors.  In addition, since August 2013, he has served as a director for Vi-Jon Inc., and since September 2015, he has served as Chairman of the Board for Archway Marketing Services.  Mr. Kolodzieski holds a B.S. in Business Management from University of South Florida and an M.B.A. from University of Tampa.

Mr. Kolodzieski was not selected as a director pursuant to any arrangement or understanding between himself and any other persons. Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which Mr. Kolodzieski had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

The Company will compensate Mr. Kolodzieski for his services as a director and he will receive the Company’s standard non-employee annual director compensation.  The Company’s standard non-employee annual director compensation is described in the Company’s proxy statements, most recently in the Company’s definitive proxy statement for its 2015 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on January 26, 2015.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit is filed as part of this report:

99.1                                                      Press Release of Liquidity Services, Inc., dated November 23, 2015, announcing appointment of Edward J. Kolodzieski to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: November 23, 2015	By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Liquidity Services, Inc., dated November 23, 2015, announcing appointment of Edward J. Kolodzieski to the Board of Directors.